UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2023
PLBY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.
On October 3, 2023, PLBY Group, Inc.’s (the “Company”) wholly-owned subsidiaries, Playboy Enterprises, Inc. (“Seller”) and TLA Acquisition Corp. (“TLA”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with LV Holding, LLC (“Buyer”) for the sale of TLA and its Lovers business. Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Buyer has agreed to acquire from Seller all of the issued and outstanding equity interests of TLA (the “Transaction”), which holds and operates the Company’s Lovers business, for $13,491,000 in cash (the “Purchase Price”). Up to approximately 23% of the Purchase Price is subject to being placed into a short-term escrow account and certain other adjustments, in each case as set forth in the Purchase Agreement.

The consummation of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including the continued accuracy of representations and warranties made by the parties to the Purchase Agreement, the performance in all material respects of obligations required to be performed under the Purchase Agreement, and the receipt of by Seller and TLA of certain required third-party, contractually stipulated consents. The Purchase Agreement also contains representations and warranties and covenants of each of Seller, TLA and Buyer, all of which are generally customary in connection with agreements such as the Purchase Agreement. In addition, the Purchase Agreement contains certain termination rights for Seller and Buyer, and upon any termination in accordance with the terms of the Purchase Agreement, no party thereto would be liable to any other party. The Company expects that the Transaction will be completed on or before December 3, 2023.

The representations and warranties contained in the Purchase Agreement, other than certain fundamental representations and warranties, will not survive the closing of the Transaction, and Buyer’s primary recourse with respect to damages resulting from a breach of such representations and warranties of the Seller will be against a representations and warranties insurance policy to be issued to Buyer in connection with the Transaction. The representations and warranties insurance policy will be subject to certain customary exclusions and deductibles. The Purchase Agreement also contains certain limited indemnification obligations of the parties, including with respect to breaches of the parties’ respective covenants required to be performed following consummation of the Transaction, as well as certain other specified matters, subject to certain limitations, including, among other things, limitations on the period during which Seller and Buyer may make certain claims for indemnification and on the amounts for which the Seller may be liable.

The representations and warranties of Seller, TLA and Buyer contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations and warranties have been made only for purposes of the Purchase Agreement, have been qualified by confidential disclosures made to Buyer in connection with the Purchase Agreement, are subject to certain qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by investors, were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, have been included in the Purchase Agreement for the purpose of allocating risk between Seller and Buyer rather than establishing matters as facts and will survive consummation of the Transaction for limited time periods set forth in the Purchase Agreement. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding Seller, TLA or Buyer or their respective subsidiaries, affiliates or businesses. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Buyer or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with other information regarding the parties, the Transaction and other documents that the Company will file with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On October 5, 2023, the Company issued a press release announcing the entry into the Purchase Agreement (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections (including with respect to the Transaction) and, consequently, readers and investors should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance, plans and the successful completion of the Transaction, the proceeds therefrom and the use of such proceeds.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the impact of public health crises and epidemics on the Company’s business and acquisitions; (2) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (3) the risk that the Company’s completed or proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from any transactions, including the Transaction; (4) the ability to recognize the anticipated benefits of corporate transactions, commercial collaborations, commercialization of digital assets and proposed transactions, including the Transaction, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and the Company’s ability to retain its key employees; (5) costs related to being a public company, corporate transactions, commercial collaborations and proposed transactions, including the Transaction; (6) changes in applicable laws or regulations; (7) the possibility that the Company or the Transaction may be adversely affected by global hostilities, supply chain delays, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (8) risks relating to the uncertainty of the projected financial information of the Company and its Lovers business, including changes in our estimates of the fair value of certain of the Company’s intangible assets, including goodwill; (9) risks related to the organic and inorganic growth of the Company’s businesses, and the timing of expected business milestones; (10) changing demand or shopping patterns for the Company’s products and services; (11) failure of licensees, suppliers or other third-parties to fulfill their obligations to the Company; (12) the Company’s ability to comply with the terms of its indebtedness and other obligations; (13) changes in financing markets or the inability of the Company to obtain financing on attractive terms; and (14) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1*	Stock Purchase Agreement, dated October 3, 2023, by and among LV Holding, LLC, TLA Acquisition Corp. and Playboy Enterprises, Inc.
99.1	Press Release, dated October 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2023	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary